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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   ----------

                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 16, 1997

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3)



                               SUPERIOR BANK FSB
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            (Exact name of registrant as specified in its charter)



        UNITED STATES                  333-21485               36-1414142
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)



          ONE LINCOLN CENTRE
      OAKBROOK TERRACE, ILLINOIS                               60181
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        (Address of Principal                               (Zip Code)
          Executive Offices)



       Registrant's telephone number, including area code (630) 916-4000

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ITEM 5. OTHER EVENTS.

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1996 and 1995 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-3, is attached hereto as
Exhibit 23.1.

     The audited financial statements of FGIC as of December 31, 1996 and 1995 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of June 30, 1997 are attached hereto as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements.

           Not applicable.

     (b) Pro Forma Financial Information.

           Not Applicable.

     (c) Exhibits

                Item 601(a) of
                Regulation S-K
Exhibit No.       Exhibit No.             Description
-----------     ---------------           -----------

   23.1              23              Consent of KPMG Peat Marwick LLP

   99.1              99              Audited financial statements of FGIC as of
                                       December 31, 1996 and 1995

   99.2              99              Unaudited financial statements of FGIC as
                                       of June 30, 1997


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                                    -3-


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SUPERIOR BANK FSB


                                          By: /s/ WILLIAM C. BRACKEN
                                              ----------------------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer


Dated: September 16, 1997




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                                       -4-


                                  EXHIBIT INDEX

Exhibit                            Description
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 23.1     Consent of KPMG Peat Marwick LLP

 99.1     Audited financial statements of FGIC as of December 31, 1996 and 1995

 99.2     Unaudited financial statements of FGIC as of June 30, 1997